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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 and 15(d) of
                       the Securities Exchange Act of 1934

                                February 7, 2007
                Date of Report (Date of earliest event reported)

                                HESS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                                                13-4921002
      Delaware                        1-1204                  (IRS Employer
(State of Incorporation)      (Commission File Number)      Identification No.)

                           1185 Avenue of the Americas
                            New York, New York 10036
                     (Address of Principal Executive Office)

                                 (212) 997-8500
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 7, 2007, the Company's Board of Directors ("the Board") elected John
H. Mullin as an independent director of the Board to fill a vacancy in the class of directors whose terms expire in 2008. As of the date of this Current Report on Form 8-K, Mr. Mullin is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2007

                                                HESS CORPORATION


                                                By:  /s/ J. Barclay Collins II
                                                     ---------------------------
                                                Name:  J. Barclay Collins II
                                                Title: Executive Vice President
                                                        and General Counsel